Exhibit 10.1
          FIRST AMENDMENT AND WAIVER, effective as of March 31, 2008 (“First Amendment”), to the AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 26, 2007 (as amended, restated, supplemented or otherwise modified, the “LSA”), among BioScrip Pharmacy Services, Inc. (“Pharmacy Services”), BioScrip Infusion Services, Inc. (“Infusion Services Inc”), BioScrip Pharmacy (NY), Inc. (“Pharmacy (NY)”), BioScrip PBM Services, LLC (“PBM Services”), BioScrip Pharmacy, Inc. (“Pharmacy”), Natural Living, Inc. (“Natural Living”) and BioScrip Infusion Services, LLC (“Infusion Services LLC” and together with Pharmacy Services, Infusion Services Inc, Pharmacy (NY), PBM Services, Pharmacy and Natural Living, each a “Borrower” and collectively, jointly and severally, the “Borrowers”), as borrowers, and HFG Healthco-4 LLC (together with its successors and assigns, the “Lender”), as the lender. Unless otherwise defined herein, terms in the LSA are used herein as therein defined.
          The Borrowers have failed to comply with the requirements of paragraph (v) (Debt/EBITDA Ratio) of Exhibit V to the LSA for the fiscal quarter ended March 31, 2008 and have therefore requested that the Lender waive such requirements for such fiscal quarter and the Lender has agreed to waive such failure on the terms and subject to the conditions set forth herein.
          The Borrowers and the Lender have agreed to amend the LSA on the terms and subject to the conditions set forth herein.
          Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:
          SECTION 1. WAIVER UNDER THE LSA
          1.1. Effective as of the Effective Date (as defined below), the Lender hereby waives the Event of Default (and any Default related thereto) under paragraph (v) of Exhibit V to the LSA solely for the fiscal quarter ended March 31, 2008.
          SECTION 2. AMENDMENTS TO LSA. Effective as of the Effective Date (as defined below), the LSA is hereby amended as follows:
          2.1. The definition of “A/R Fee” contained in Exhibit I to the LSA is amended and restated in its entirety to read as follows:
“‘A/R Fee’ means the account receivable tracking fee, due on the first Business Day of each Month, in an amount equal to:
AORA x TD x 0.50%
360
          where:
          AORA      =      The average outstanding amount of the Revolving Loan for the prior Month, calculated as the arithmetic average of all daily balances
          TD         =         The actual amount of days in such prior Month.”

          2.2. The table within the definition of “Applicable Margin” contained in Exhibit I to the LSA is amended and restated in its entirety to read as follows:

Debt/EBITDA Ratio is:	Applicable Margin:
≤ 1.50:1.00	1.60%
> 1.50:1.00 but ≤ 2.00:1.00	1.90%
> 2.00:1.00	2.20%
          2.3. The definition of “LIBOR” contained in Exhibit I to the LSA is amended and restated in its entirety to read as follows:
“‘LIBOR’ for any Interest Period, means a rate per annum equal to the greater of (a) the rate per annum established by the Program Manager two Business Days prior to the first day of each Interest Period based on an annualized 30-day interest rate (calculated on the basis of actual days elapsed over a 360-day year) equal to the offered rate for deposits in U.S. dollars in the London interbank market which is published by the British Bankers’ Association and currently appears on the Reuters Screen LIBO Page (or any successor page) as of 11:00 a.m. (London time) on such day, provided that if more than one rate is specified on Reuters Screen LIBO Page, LIBOR shall be a rate per annum equal to the arithmetic mean of all such rates or (b) 2.75%.”
          2.4. Exhibit IV to the LSA is amended by adding the following new clause (aa) at the end thereof:
“(aa) Wire Fees. The Borrowers shall pay to the Lender, in consideration of electronic funds transfer transactions initiated by the Lender at the request of any Borrower (or by the Borrower Representative, on behalf of any Borrower), a wire transfer fee in the amount of $30.00 for each such transaction. The Borrowers irrevocably authorize the Lender to charge any and all such fees to the applicable Revolving Advance and disburse the proceeds thereof to the Lender in payment thereof.”
          SECTION 3. CONDITIONS PRECEDENT
          3.1. Effective Date of this First Amendment. This First Amendment shall become effective as of the date listed above (the “Effective Date”) at such time when the Lender shall have received fully executed counterparts of this First Amendment.
          SECTION 4. POST-EFFECTIVE COVENANTS.
          4.1. The Borrowers hereby agree (i) that the Debt/EBITDA Ratio as at the end of the fiscal quarter ended March 31, 2008 shall not exceed 4.70:1.00 and (ii) to deliver to the Lender, concurrently with the delivery of the financial statements or Form 10-Q, as applicable, for the fiscal quarter ended March 31, 2008 in accordance with Section (k)(ii) of Exhibit IV to the LSA, evidence reasonably satisfactory to the Lender that the Debt/EBITDA Ratio does not exceed 4.70:1.00 as at the end of such fiscal quarter.
          SECTION 5. MISCELLANEOUS
          5.1. The Borrowers each hereby certify, represent and warrant that, after giving effect to this First Amendment, (i) except as otherwise disclosed in public filings made by the Parent with the United States Securities and Exchange Commission, the representations and warranties in the LSA are true and correct, with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date, (ii) no unwaived Default or Event of Default has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute a Default or an Event of Default), (iii) each of the Borrowers has the corporate power and authority to execute and deliver this First Amendment, and (iv) no consent of any other person (including, without limitation, shareholders or creditors of any Borrower), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment, other than, in each case, such that have been obtained.
          5.2. The terms “Agreement”, “hereof”, “herein” and similar terms as used in the LSA shall mean and refer to, from and after the effectiveness of this First Amendment, the LSA as amended by this First Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, nothing herein shall be deemed to be an amendment or waiver of any covenant or agreement contained in the LSA or any other Document and each of the parties hereto agrees that all of the covenants and agreements and other provisions contained in the LSA and the other Documents, as amended, waived or otherwise modified hereof, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms from and after the date of this First Amendment.
          5.3. Parent and Chronimed, LLC (f/k/a Chronimed Inc.) each hereby ratifies its Guarantee of the Guaranteed Obligations (as defined in that certain Amended and Restated Guaranty, effective as of October 1, 2007, made by Parent and Chronimed, LLC (f/k/a Chronimed Inc.) (the “Guaranty”)) pursuant to the Guaranty and each of the Borrowers, Parent and Chronimed, LLC (f/k/a Chronimed Inc.) hereby ratifies its grant of a security interest made under the Documents.
          5.4. This First Amendment shall constitute a Document under the LSA
          5.5. THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

          5.6. The captions in this First Amendment are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.
          5.7. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          5.8. This First Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          5.9. Delivery of an executed counterpart of a signature page by telecopier, .pdf or similar electronic transmission shall be effective as delivery of a manually executed counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BIOSCRIP INFUSION SERVICES, INC.	BIOSCRIP PHARMACY SERVICES, INC.

By:	By:

Name:		Name:
Title:		Title:

BIOSCRIP PBM SERVICES, LLC	BIOSCRIP PHARMACY (NY), INC.

By:	By:

Name:		Name:
Title:		Title:

NATURAL LIVING, INC.	BIOSCRIP PHARMACY, INC.

By:	By:

Name:		Name:
Title:		Title:

BIOSCRIP INFUSION SERVICES, LLC

By:
Name:
Title:

Solely with respect to Section 5.3 hereof:
BIOSCRIP, INC.	CHRONIMED, LLC (f/k/a Chronimed Inc.)

By:	By:

Name:		Name:
Title:		Title:

HFG HEALTHCO-4 LLC,
as Lender

By: HFG Healthco-4, Inc., a member

By:
Name:
Title: